Exhibit 99.1

NEWS RELEASE

For information contact:
Kevin B. Habicht
Chief Financial Officer
(407) 265-7348	FOR IMMEDIATE RELEASE
August 4, 2010

SECOND QUARTER 2010 OPERATING RESULTS

ANNOUNCED BY NATIONAL RETAIL PROPERTIES, INC.

Orlando, Florida, August 4, 2010 – National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust, today announced operating results for the quarter and six months ended June 30, 2010. Highlights include:

Operating Results:

•	Revenues, net earnings, FFO and AFFO available to common stockholders:

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(in thousands, except per share data)

Revenues	$56,496	$58,185	$113,076	$116,328

Net earnings available to common stockholders	$19,510	$16,394	$34,179	$41,501
Net earnings per common share (diluted)	$0.23	$0.20	$0.41	$0.52

FFO available to common stockholders	$29,444	$27,126	$54,704	$61,636
FFO per common share (diluted)	$0.36	$0.34	$0.66	$0.78

AFFO available to common stockholders	$32,830	$36,682	$64,273	$73,509
AFFO per common share (diluted)	$0.40	$0.46	$0.78	$0.93

•	NNN paid cash dividends to its common stockholders of $0.375 per share during the quarter and $0.75 for the six months ended June 30, 2010.

•	Investment Portfolio occupancy was 97.3% at June 30, 2010, as compared to 96.4% at December 31, 2009, and 96.7% at June 30, 2009.

Investments and Dispositions for the quarter ended June 30, 2010:

•	Investments:

•	$26.2 million in the Investment Portfolio, including acquiring six properties with an aggregate 33,000 square feet of gross leasable area

•	Dispositions:

•	Six Investment properties with an aggregate 57,000 square feet of gross leasable area, with net proceeds of $4.6 million, resulting in a gain of $355,000

•	Three Inventory properties with net proceeds of $42.0 million

450 S. Orange Ave., Suite 900 | Orlando, FL 32801 (800) NNN-REIT | www.nnnreit.com

Investments and Dispositions for the six months ended June 30, 2010:

•	Investments:

•	$38.6 million in the Investment Portfolio, including acquiring 10 properties with an aggregate 97,000 square feet of gross leasable area

•	Dispositions:

•	11 Investment properties with an aggregate 71,000 square feet of gross leasable area, with net proceeds of $11.4 million, resulting in a gain of $377,000

•	Four Inventory properties with net proceeds of $42.8 million

Capital transactions for the quarter ended June 30, 2010:

•	Issued 58,215 shares of common stock generating $1,310,000 of net proceeds pursuant to the Dividend Reinvestment and Stock Purchase Plan

National Retail Properties also announced revised 2010 FFO guidance of $1.42 to $1.47 per share before any impairment expense and estimated AFFO to be $1.56 to $1.61 per share. The change in guidance is primarily related to projected timing of property acquisitions. This guidance equates to net earnings before any gains or losses from the sale of real estate of $0.92 to $0.97 per share plus $0.50 per share of expected real estate depreciation and amortization. The guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company’s reports filed with the Securities and Exchange Commission.

Craig Macnab, Chief Executive Officer, commented: “Second quarter results were in line with our expectations and do not include the high level of lease termination fee income and gains from debt repurchases reported in 2009, which totaled $5.0 million for the second quarter of 2009 and $11.1 million for the first half of 2009. The portfolio and balance sheet remain in good shape and we were pleased to recently announce an increase in our common dividend which puts us on track for 21 consecutive years of increases in our annual dividend. While the acquisition pace for 2010 started slower than originally anticipated, the visibility has improved for the remainder of the year which will have modest impact on 2010’s operating results, but will position us well for 2011 FFO per share growth.”

National Retail Properties invests primarily in high-quality retail properties subject generally to long-term, net leases. As of June 30, 2010, the company owned 1,014 Investment Properties in 43 states with a gross leasable area of approximately 11.4 million square feet. For more information on the company, visit www.nnnreit.com.

Management will hold a conference call on August 4, 2010, at 10:30 a.m. ET to review these results. The call can be accessed on the National Retail Properties web site live at http://www.nnnreit.com. For those unable to listen to the live broadcast, a replay will be available on the company’s web site. In addition, a summary of any earnings guidance given on the call will be posted to the company’s web site.

Statements in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the availability of capital, and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the SEC. Consequently, such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

The reported results are preliminary and not final and there can be no assurance that the results will not vary from the final information for the quarter ended June 30, 2010. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

Funds From Operations, commonly referred to as FFO, is a relative non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is used by the company as follows: net earnings (computed in accordance with GAAP) plus depreciation and amortization of assets unique to the real estate industry, excluding gains (or including losses) on the disposition of real estate held for investment, and the company’s share of these items from the company’s unconsolidated partnerships.

FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the company’s performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The company’s computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to FFO, as defined by NAREIT, is included in the financial information accompanying this release.

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO further adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the calculation used by other equity REITs and therefore may not be comparable to such other REITs. A reconciliation of net earnings to AFFO is included in this release.

The company has determined that there are earnings from discontinued operations in each of its segments, real estate held for investment and real estate held for sale. All property dispositions from the company’s held for investment segment are classified as discontinued operations. In addition, certain properties in the company’s held for sale segment that have generated revenues before disposition are classified as discontinued operations. The results of operations for prior periods for these properties now classified as discontinued operations have been restated to reflect the results in earnings from discontinued operations for comparability purposes. These adjustments resulted in a decrease in the company’s reported total revenues and total and per share earnings from continuing operations and an increase in the company’s earnings from discontinued operations. However, the company’s total and per share FFO and net earnings available to common stockholders are not affected.

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Income Statement Summary

Revenues:
Rental and earned income	$53,062	$53,799	$105,871	$107,414
Real estate expense reimbursement from tenants	1,598	2,061	3,370	4,403
Interest and other income from real estate transactions	978	1,325	1,928	2,458
Interest income on commercial mortgage residual interests	858	1,000	1,907	2,053

	56,496	58,185	113,076	116,328

Disposition of real estate, Inventory Portfolio:
Gross proceeds	5,600	—	5,600	—
Costs	(4,959)	—	(4,959)	—

Gain	641	—	641	—

Retail operations:
Revenues	8,696	—	15,233	—
Operating expenses	(8,265)	(25)	(14,935)	(25)

Net	431	(25)	298	(25)

Operating expenses:
General and administrative	5,775	5,784	11,386	11,090
Real estate	3,156	3,082	6,701	6,590
Depreciation and amortization	11,961	11,169	23,803	22,860
Impairment - real state	—	1,064	—	1,064
Impairment - commercial mortgage residual interests valuation adjustment	165	—	3,848	—
Restructuring charges	—	—	—	731

	21,057	21,099	45,738	42,335

Other expenses (revenues):
Interest and other income	(586)	(416)	(838)	(763)
Interest expense	16,034	15,436	32,024	30,866

	15,448	15,020	31,186	30,103

Income tax (expense) benefit	(231)	424	(326)	848
Equity in earnings of unconsolidated affiliate	108	107	214	209
Gain (loss) on note receivable and property foreclosure	51	(7,816)	67	(7,816)
Gain on extinguishment of debt	—	1,014	—	3,432

Earnings from continuing operations	20,991	15,770	37,046	40,538

Earnings from discontinued operations:
Real estate, Investment Portfolio, net of income tax expense	530	2,473	642	4,428
Real estate, Inventory Portfolio, net of income tax expense	129	22	260	73

	659	2,495	902	4,501

Earnings including noncontrolling interests	21,650	18,265	37,948	45,039

Loss (earnings) attributable to noncontrolling interests:
Continuing operations	(468)	(171)	(349)	(350)
Discontinued operations	24	(4)	(28)	204

	(444)	(175)	(377)	(146)

Net earnings attributable to NNN	21,206	18,090	37,571	44,893
Series C preferred stock dividends	(1,696)	(1,696)	(3,392)	(3,392)

Net earnings available to common stockholders	$19,510	$16,394	$34,179	$41,501

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Weighted average common shares outstanding:
Basic	82,695	79,163	82,590	78,667

Diluted	82,825	79,265	82,718	78,763

Net earnings per share available to common stockholders:
Basic:
Continuing operations	$0.22	$0.17	$0.40	$0.46
Discontinued operations	0.01	0.03	0.01	0.06

Net earnings	$0.23	$0.20	$0.41	$0.52

Diluted:
Continuing operations	$0.22	$0.17	$0.40	$0.46
Discontinued operations	0.01	0.03	0.01	0.06

Net earnings	$0.23	$0.20	$0.41	$0.52

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Funds From Operations (FFO) Reconciliation:
Net earnings available to common stockholders	$19,510	$16,394	$34,179	$41,501
Real estate depreciation and amortization:
Continuing operations	10,754	10,342	21,322	21,118
Discontinued operations	24	958	69	1,118
Joint venture real estate depreciation	44	44	89	89
Gain on disposition of real estate - Investment Portfolio	(355)	(600)	(377)	(1,632)
Gain on disposition of real estate - Inventory Portfolio (TRS)	(533)	(12)	(578)	(558)

Total FFO adjustments	9,934	10,732	20,525	20,135

FFO available to common stockholders	$29,444	$27,126	$54,704	$61,636

FFO per share:
Basic	$0.36	$0.34	$0.66	$0.78

Diluted	$0.36	$0.34	$0.66	$0.78

Adjusted Funds From Operations (AFFO) Reconciliation:
Net earnings available to common stockholders	$19,510	$16,394	$34,179	$41,501
Total FFO adjustments	9,934	10,732	20,525	20,135

FFO available to common stockholders	29,444	27,126	54,704	61,636

Straight-line accrued rent	130	(979)	(190)	(888)
Net capital lease rent adjustment	381	338	753	668
Below market rent amortization	(96)	(735)	(192)	(888)
Stock based compensation expense	1,463	1,017	2,576	2,136
Capitalized interest expense	(132)	(399)	(185)	(917)
Convertible debt interest expense	1,526	1,434	3,026	2,882
Impairment - property and intangible	—	1,064	—	1,064
Impairment - commercial mortgage residual interests valuation adjustment	165	—	3,848	—
(Gain) loss on note receivable and property foreclosures	(51)	7,816	(67)	7,816

Total AFFO adjustments	3,386	9,556	9,569	11,873

AFFO available to common stockholders	$32,830	$36,682	$64,273	$73,509

AFFO per share:
Basic	$0.40	$0.46	$0.78	$0.93

Diluted	$0.40	$0.46	$0.78	$0.93

Other Information:

Percentage rent	$129	$119	$184	$266

Amortization of debt costs	$1,146	$751	$2,279	$1,588

Scheduled debt principal amortization (excluding maturities)	$280	$245	$533	$493

Non-real estate depreciation expense	$66	$76	$212	$154

National Retail Properties, Inc.

(in thousands)

(unaudited)

Earnings from Discontinued Operations: The company has classified its investment assets sold and leasehold interests expired as discontinued operations. In addition, the company has classified any investment or revenue generating inventory asset that was held for sale at June 30, 2010, as discontinued operations. The following is a summary of earnings from discontinued operations.

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Earnings from Discontinued Operations - Investment Portfolio:
Revenues:
Rental and earned income	$230	$2,931	$343	$4,132
Real estate expense reimbursement from tenants	12	73	13	117
Interest and other income from real estate transactions	—	—	28	—
Interest and other income from non-real estate	—	3	—	3

	242	3,007	384	4,252

Expenses:
General and administrative	—	—	—	3
Real estate	26	173	36	333
Depreciation and amortization	24	958	69	1,118

	50	1,131	105	1,454

Gain on disposition of real estate	355	600	377	1,632
Income tax expense	(17)	(3)	(14)	(2)

Earnings from discontinued operations attributable to NNN	$530	$2,473	$642	$4,428

Earnings from Discontinued Operations – Inventory Portfolio:
Revenues:
Rental income	$1,216	$1,136	$2,368	$2,232
Real estate expense reimbursement from tenants	154	175	1,141	1,116
Interest and other income from real estate transactions	461	19	496	57
Interest and other income from non-real estate	2	—	2	—

	1,833	1,330	4,007	3,405

Disposition of real estate:
Gross proceeds	36,668	502	37,470	5,402
Costs	(36,455)	(490)	(37,170)	(4,844)

Gain	213	12	300	558

Expenses:
General and administrative	19	21	56	65
Real estate	380	333	1,421	1,631
Depreciation and amortization	55	59	116	198
Interest	943	896	1,886	1,826

	1,397	1,309	3,479	3,720

Income tax expense	(520)	(11)	(568)	(170)

Earnings from discontinued operations including noncontrolling interests	129	22	260	73
Loss (earnings) attributable to noncontrolling interests	24	(4)	(28)	204

Earnings from discontinued operations attributable to NNN	$153	$18	$232	$277

National Retail Properties, Inc.

(in thousands)

(unaudited)

	Quarter Ended June 30,				Six Months Ended June 30,
	2010		2009		2010		2009
	# of Properties	Gain	# of Properties	Gain	# of Properties	Gain	# of Properties	Gain
Real Estate Disposition Summary
Reconciliation of gain on disposition between continuing and discontinued operations:
Continuing operations	2	$641	—	$—	2	$641	—	$—
Discontinued operations:
Investment Portfolio	6	355	3	600	11	377	6	1,632
Inventory Portfolio	1	213	1	12	2	300	2	558
Noncontrolling interest, Inventory Portfolio	—	(321)	—	—	—	(363)	—	—

	9	$888	4	$612	15	$955	8	$2,190

Reconciliation of gain on disposition by type:
Inventory Portfolio:
Development	3	$854	—	$—	4	$941	1	$546
Exchange	—	—	1	12	—	—	1	12
Noncontrolling interest, Development	—	(321)	—	—	—	(363)	—	—

Total Inventory gain (TRS)	3	533	1	12	4	578	2	558

Investment Portfolio	6	355	3	600	11	377	6	1,632

	9	$888	4	$612	15	$955	8	$2,190

National Retail Properties, Inc.

(in thousands)

(unaudited)

	June 30, 2010	December 31, 2009
Balance Sheet Summary

Assets:
Cash and cash equivalents	$51,832	$15,225
Receivables, net of allowance	3,645	1,946
Investment in unconsolidated affiliate	4,612	4,703
Mortgages, notes and accrued interest receivable	42,886	41,976
Real estate, Investment Portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization	2,335,018	2,328,576
Accounted for using the direct financing method	30,564	31,317
Real estate, Inventory Portfolio, held for sale	31,933	72,423
Commercial mortgage residual interests	15,148	20,153
Accrued rental income, net of allowance	25,766	25,745
Other assets	45,994	48,898

Total assets	$2,587,398	$2,590,962

Liabilities:
Mortgages payable	$30,189	$25,290
Notes payable - convertible	346,406	343,380
Notes payable, net of unamortized discount	618,780	618,676
Other liabilities	40,309	36,754

Total liabilities	1,035,684	1,024,100

Stockholders’ equity of NNN	1,549,203	1,564,240
Noncontrolling interests	2,511	2,622

Total equity	1,551,714	1,566,862

Total liabilities and equity	$2,587,398	$2,590,962

Common shares outstanding	83,376	82,428

Gross leasable area, Investment Portfolio (square feet)	11,399	11,373

Orange Avenue Mortgage Investments, Inc.

(in thousands)

(unaudited)

The company acquired a 79.9 percent equity investment of OAMI for $9.4 million. The company’s 79.9 percent share of OAMI’s net cash flow has totaled over $30.7 million since May 2005. The following summary represents the balances related to OAMI included in the company’s Balance Sheet and Income Statement Summary:

	June 30, 2010	December 31, 2009
Assets:
Cash and cash equivalents	$1,921	$1,088
Receivables and other assets	13	43
Commercial mortgage residual interests	15,148	20,153

	$17,082	$21,284

Liabilities:
Income tax liability	$4,481	$4,732
Other liabilities	49	49

	$4,530	$4,781

Noncontrolling interests	$1,231	$1,579

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Revenues:
Interest income on commercial mortgage residual interests	$858	$1,000	$1,907	$2,054
Interests and other income	—	44	—	44

	858	1,044	1,907	2,098

Expenses:
General and administrative	62	73	156	134
Impairment – commercial mortgage residual interests valuation adjustment	165	—	3,848	—

	227	73	4,004	134

Income tax benefit	157	87	251	215

Net earnings (loss) including noncontrolling interests	788	1,058	(1,846)	2,179
Earnings attributable to noncontrolling interests	(102)	(112)	(9)	(222)

Net earnings (loss) attributable to NNN	$686	$946	$(1,855)	$1,957

NNN Retail Properties Fund I LLC

(in thousands)

(unaudited)

In September 2007, the company entered into a joint venture, NNN Retail Properties Fund I LLC, with an affiliate of Crow Holdings Realty Partners IV, L.P. The company owns a 15 percent equity interest, and the following summary represents the Balance Sheet and Income Statement Summary for the joint venture. The company’s investment in the joint venture is included in the company’s Balance Sheet Summary under “Investment in unconsolidated affiliate.”

	June 30, 2010	December 31, 2009
Assets:
Cash and cash equivalents	$916	$829
Receivables	200	200
Real estate	72,687	73,279
Other assets	684	838

	$74,487	$75,146

Liabilities:
Notes payable	$43,600	$43,600
Other liabilities	1,331	1,427

Total liabilities	44,931	45,027

Members’ equity	29,556	30,119

Total liabilities and equity	$74,487	$75,146

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues:
Rental income	$1,565	$1,565	$3,130	$3,130

Expenses:
General and administrative	77	76	184	180
Real estate	5	5	10	10
Depreciation and amortization	369	370	737	741
Interest	456	467	903	929

	907	918	1,834	1,860

Net earnings	$658	$647	$1,296	$1,270

National Retail Properties, Inc.

Investment Portfolio

Top 20 Lines of Trade

	Line of Trade	As of June 30,
		2010 (1)	2009 (2)
1.	Convenience stores	26.2%	26.4%
2.	Restaurants - full service	9.2%	9.2%
3.	Automotive parts	6.8%	6.3%
4.	Theaters	6.2%	6.3%
5.	Automotive service	5.6%	5.5%
6.	Drug stores	4.4%	4.2%
7.	Books	4.0%	4.1%
8.	Restaurants - limited service	3.2%	3.5%
9.	Sporting goods	3.2%	3.2%
10.	Grocery	2.8%	2.9%
11.	Consumer electronics	2.7%	2.7%
12.	Furniture	2.6%	2.6%
13.	Office supplies	2.5%	2.6%
14.	Travel plazas	2.4%	2.4%
15.	Beer, wine and liquor	1.6%	1.9%
16.	Health and fitness	1.6%	1.5%
17.	Equipment rental	1.3%	1.2%
18.	Family entertainment centers	1.3%	1.6%
19.	General merchandise	1.3%	1.2%
20.	Auto dealerships	1.3%	1.3%
	Other	9.8%	9.4%

	Total	100.0%	100.0%

Top 10 States

	State	% of Total(1)		State	% of Total(1)
1.	Texas	19.8%	6.	Indiana	4.3%
2.	Florida	9.7%	7.	Pennsylvania	4.2%
3.	Illinois	6.8%	8.	Ohio	4.0%
4.	North Carolina	6.2%	9.	Tennessee	3.0%
5.	Georgia	5.4%	10.	Colorado	2.9%

(1)	Based on the annualized base rent for all leases in place as of June 30, 2010.
(2)	Based on the annualized base rent for all leases in place as of June 30, 2009.

National Retail Properties, Inc.

Investment Portfolio

Top Tenants

	Properties	% of Total(1)
Pantry	96	8.9%
Susser	86	8.6%
AMC Theatre	16	6.2%
Road Ranger	34	3.9%
Mister Car Wash	40	3.6%
Pull-A-Part	20	3.5%
Pep Boys	17	3.2%
Best Buy	7	2.6%
Barnes & Noble	9	2.5%
Logans Roadhouse	17	2.2%
CVS	16	2.0%

Lease Expirations

	% of Total(1)	# of Properties	Gross Leasable Area(2)		% of Total(1)	# of Properties	Gross Leasable Area(2)
2010	0.9%	19	184,000	2016	1.9%	15	320,000
2011	1.8%	21	330,000	2017	4.2%	28	682,000
2012	3.3%	35	510,000	2018	2.8%	24	345,000
2013	4.6%	38	822,000	2019	4.3%	41	618,000
2014	4.9%	44	617,000	2020	3.5%	43	375,000
2015	4.2%	33	689,000	Thereafter	63.6%	634	5,205,000

(1)	Based on the annual base rent of $217,215,000, which is the annualized base rent for all leases in place as of June 30, 2010.
(2)	Square feet.